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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) February 8, 2006

                             AMCORE FINANCIAL, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     NEVADA
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                 (State or Other Jurisdiction of Incorporation)

                 0-13393                               36-3183870
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        (Commission File Number)            (IRS Employer Identification No.)

 501 Seventh Street, Rockford, Illinois                   61104
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 (Address of Principal Executive Offices)              (Zip Code)

                                 (815) 968-2241
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS

On February 8, 2006, the AMCORE Financial, Inc. Board of Directors elected Teresa Iglesias-Solomon to the Board of Directors to fill a vacancy on the board. Ms. Iglesias-Solomon, age 48, is the Hispanic Marketing Director for Domino's Pizza in Ann Arbor, Michigan. Her effective date of service will begin at the next regularly scheduled Board of Directors meeting to be held on May 2, 2006, and she will serve on the board's Compensation Committee and the Corporate Governance and Nominating Committee. As a Class III director, Ms. Iglesias-Solomon's term will expire in May 2007. There have been no related party transactions between Ms. Iglesias-Solomon and AMCORE Financial, Inc. in the past year. The press release announcing Ms. Iglesias-Solomon's election to the Board of Directors is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

EXHIBIT NO.     DESCRIPTION
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99.1            Press Release, dated February 10, 2006.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 10, 2006               AMCORE Financial, Inc.
                                      (Registrant)


                                      /s/ Donald H. Wilson
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                                      Donald H. Wilson
                                      Executive Vice President and Chief
                                      Financial Officer
                                      (Duly authorized officer of the registrant
                                      and principal financial officer)

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                                  EXHIBIT INDEX

EXHIBIT NO.     DESCRIPTION
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99.1            Press Release, dated February 10, 2006.